UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

251 South Lake Avenue, Suite 800

Pasadena, CA 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

DECEMBER 31, 2023

Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SOLR | The SmartETFs Sustainable Energy II ETF

ADIV | The SmartETFs Asia Pacific Dividend Builder ETF

DIVS | The SmartETFs Dividend Builder ETF

SmartETFs

Annual Report

December 31, 2023

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	3
Management’s Discussion of Fund Performance (Unaudited) and Schedules of Investments
Smart Transportation & Technology ETF (MOTO)	6
Advertising & Marketing Technology ETF (MRAD)	19
Sustainable Energy II ETF (SOLR)	26
Asia Pacific Dividend Builder ETF (ADIV)	33
Dividend Builder ETF (DVIS)	41
Statements of Assets and Liabilities	53
Statements of Operations	55
Statements of Changes in Net Assets	57
Financial Highlights	60
Notes to Financial Statements	65
Report of Independent Registered Public Accounting Firm	74
Other Information (Unaudited)	76

Dear SmartETF Shareholders,

This past year was, on balance, positive for the SmarETFs. Four of the five ETFs posted a positive return for the year. The one sour note was the Sustainable Energy II Fund (SOLR) whose total return was a negative 0.95%.

The top performing SmartETF was MOTO, the Smart Transportation & Technology ETF, which produced a total return of 26.69% (Net Asset Value) for the year. MRAD, the Advertising & Marketing Technology ETF wasn’t far behind with a total return for the year of 22.86% (Net Asset Value). DIVS, the Dividend Builder ETF provided a total return of 15.99% (Net Asset Value) for the year. The Asia Pacific Dividend Builder ETF also produced a double-digit total return for the year, coming in at 11.51% (Net Asset Value).

We’ll take this opportunity to highlight the Dividend Builder Fund, DIVS. We acknowledge that there are higher yielding dividend funds in the marketplace. In fact, we will speculate that among dividend funds, most likely offer a higher yield. But we believe that investing in quality companies is more important than reaching for yield. We like to think that this approach is working as our long-term performance is, we believe, quite good. You’ll see in the adjacent table that DIVS is a Morningstar Five-Star Fund. We like to think that our focus on quality versus yield may be the main reason for this high rating.

If you haven’t already done so we encourage you to sign up to follow us on X (formerly, Twitter) (“SmartETFs”) and/or sign up for our email service. You can do both from the SmartETFs website at www.@SmartETFs.com. Or, if you prefer, simply visit the website occasionally to see the latest news and views from our portfolio managers. You’re also encouraged to check out the Guinness Atkinson Funds, our family of traditional open-end funds. More information is available at www.gafunds.com.

More detailed commentary for each of the SmartETFs from our portfolio managers is contained in this report. We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson

President

SmartETFs

The total expense ratio for MOTO ETF is 0.68% net and 0.92% gross. For SOLR ETF, the expense ratio is 0.79% net and 3.29% gross. For MRAD ETF, the expense ratio is 0.68% net and 7.51% gross. For ADIV ETF, the expense ratio is 0.78% net and 4.94% gross. For DIVS ETF, the expense ratio is 0.65% net and 1.22% gross. All returns are for the periods ending December 31, 2023. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses through June 30, 2026. Performance would have been lower without fee waivers in effect.

Fund Symbol Inception date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Advertising & Marketing Technology ETF MRAD December 31, 2020	22.86%	-15.25%	- -	- -	-15.24%	0.68% net; 7.51% gross
Asia Pacific Dividend Builder ADIV March 31, 2006	11.51%	1.01%	7.15%	6.21%	5.55%	0.78% net; 4.94% gross
Dividend Builder ETF DIVS March 30, 2012	15.99%	9.11%	13.07%	8.80%	10.30%	0.65% net; 1.22% gross
Smart Transportation & Technology ETF MOTO November 14, 2019	26.69%	2.81%	- -	- -	15.64%	0.68% net; 0.92% gross
Sustainable Energy II ETF SOLR November 11, 2020	-0.95%	-0.85%	- -	- -	4.66%	0.79% net; 3.29% gross

Periods greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2023.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF converted from traditional open-end mutual funds to exchange traded funds on March 27, 2021. Performance data shown for these two ETFs includes their performance history as traditional open-end mutual funds.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Expense ratios are from the most recent prospectus (dated May 1, 2023) and are from the most recent audited financials (period ending December 31, 2022) at the time that prospectus was completed.

Morningstar Ratings Through December 31, 2023 (Based on Risk Adjusted Return)

Fund	Category	Overall	3-Year	5-Year	10-Year
Advertising & Marketing Technology ETF MRAD	Communications	1 (44 funds)	1 (44 funds)
Asia Pacific Dividend Builder ADIV ETF	Pacific/Asia ex- Japan Stock	5 (46 funds)	5 (46 funds)	5 (46 funds)	5 (33 funds)
Dividend Builder DIVS ETF	Global Large- Stock Blend	5 (339 funds)	5 (339 funds)	5 300 funds)	5 (203 funds)
Smart Transportation & Technology ETF MOTO	Global Large- Stock Blend	1 (339 funds)	1 (339 funds)
Sustainable Energy II ETF SOLR	Equity Energy	1 (69 funds)	1 69 funds)

Morningstar Ratings Disclosure

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2024 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SMARTETFS SMART TRANSPORTATION & TECHNOLOGY ETF

ANNUAL REPORT FOR THE YEAR ENDED

DECEMBER 31, 2023

1.	PERFORMANCE

Average Annualized Total Returns	1 Year	3 Years	Since Inception 11/14/2019
SMART TRANSPORTATION & TECHNOLOGY ETF (NET ASSET VALUE)	26.69%	2.81%	15.64%
SMART TRANSPORTATION & TECHNOLOGY ETF (MARKET PRICE)	27.09%	2.77%	15.48%
BENCHMARK INDEX:
MSCI WORLD INDEX (NET RETURN)	23.79%	7.27%	9.98%

The Fund’s total expense ratio is 0.92% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2.	REVIEW

In 2023 the SmartETFs Smart Transportation ETF produced a total return (NAV, USD) of 26.69% vs the MSCI World Index (net return) of 23.79%. The fund therefore outperformed the index by 2.90% over the period.

The equities held within the MOTO ETF are categorized into 3 broad categories; EV Manufacturers (split into EV-Transition and EV-Dominated), Equipment Manufacturers (split into Components and Semiconductors) and Services.

Holdings by category

Source: Guinness

The strongest category was Semiconductors, delivering an average 34.1% total return over the period. Renesas was a notable performer, delivering a positive return of +100.3% after its 2030 targets were well received by the market. At its capital markets day, the company announced that it is targeting over $20bn in sales, a doubling of business scale and a tripling in its valuation multiple resulting in a sixfold increase in market capitalization by the end of the decade. After years of trading at a discount to peers, Renesas announced that it would attempt to raise its multiple by focusing on managing profit margins throughout the downcycle, increasing shareholder returns via dividends and share buybacks, and improving its free cashflow conversion.

Strong performance was also seen from NVIDIA, which appreciated by 239% after releasing stellar Q1 results and raising guidance by 53% relative to consensus expectations. The key driver for the beat was an inflection in Generative AI leading to explosive growth in its data centre business which led analysts to raise EPS estimates by 40-50% in each of the next three years.

The weakest category was Components, where the average company delivered 27.1%. Within this category, battery manufacturers Samsung SDI and LG Chem underperformed, delivering returns of -21.7% and -18.5% respectively for the year. Both were weighed down by concerns over slowing electric vehicle demand and forecasts of meaningful overcapacity in China. Despite weak near-term investor sentiment, we remain constructive on both names as we believe that medium- and long-term forecasts for EV adoption remain intact and that a material proportion of announced capacity additions may not come to fruition due to funding constraints at tier 2 suppliers.

Geely shares were also weak over the past 12 months, falling 23%, suffering from China’s macroeconomic slowdown, a withdrawal of EV subsidies, and a fierce price war which hampered profitability.

Individual stock performance over 12m (total return USD)

3.	ACTIVITY

A number of switches were made in the year, with the following portfolio level impacts:

1.	Reducing exposure to legacy automotive manufacturers in favour of electric vehicle dominated manufacturers

2.	Reducing exposure to legacy suppliers in favour of suppliers of next generation technologies (semiconductors, sensors & connectors)

3.	Diversifying exposure away from automotive manufacturing and into renewable fuels

Specific buys and sells are discussed below:

Buys

BYD – Smart Transportation

BYD is a Chinese conglomerate which manufactures electric vehicles, batteries, semiconductors, and consumer electronics. They launched the world’s first plug in hybrid vehicle (F3DM) in 2008 and the company is now the world’s largest manufacturer of electric vehicles, having sold over 6 million units to date. It is also a leader in lithium iron phosphate batteries and the first company to employ cell-to-body technology, integrating battery cells into a car’s chassis.

TE Connectivity – Transportation Technology

TE Connectivity is an American Swiss-domiciled technology company sells connectors and sensors into automotive, industrial and communication end markets. It is the largest electrical connector manufacturer in the world, selling connectors, sensors, relays, antennas, wire and cables. It is the dominant player in automotive connectors with ~40% market share, with products designed into every major EV platform globally.

Mobileye – Smart Transportation

Mobileye is a US-listed Israeli developer of advanced driver assistance systems (ADAS) and autonomous driving technologies including cameras, computer chips and software. Spun out of Intel in 2022, it holds over 70% market share of the global ADAS market with solutions installed on over 125 million vehicles across over 800 models sold by over 50 auto manufacturers worldwide.

Renesas – Transportation technology

Japanese semiconductor supplier with 40-50% exposure to automotive end markets. Top 5 global automotive semiconductor supplier, holding leading market share in microcontrollers (MCUs) that serve as the brains of a variety of electronic functions in a car. Exposed to electric vehicles through advanced MCUs for motor control units and battery management systems.

Darling Ingredients – Other

Darling Ingredients is one of the largest rendering companies in the world. It is the largest publicly traded company turning edible by-products and food waste into new products, serving customers in the food, pet food, pharmaceutical, fuel, bioenergy and fertilizer industries. Through its joint venture with Valero, Darling has a 50% stake in a world leading renewable diesel facility.

Sells

Lear

US listed tier 1 automotive supplier specialising in seating, electronics, and high voltage cabling. We believe margins for legacy suppliers with a high level of dependence on automotive end markets will be structurally lower in the next 5-10 years than they were in the past 5-10 years as car makers squeeze their suppliers for extra margin whilst undergoing the margin dilutive transition to electric vehicles and fighting off price competition from lower cost electric vehicle first and Asian manufacturers.

Tianneng Power

Chinese manufacturer of lead acid batteries with leading market share for lead acid motive batteries sold to electric 2/3 wheelers. We are selling out of this name due to the penetration of lithium-ion batteries in 2/3 wheelers.

Intel

We originally bought Intel for its exposure to Mobileye, an ADAS leader. We have chosen to sell Intel and buy Mobileye.

Toyota

Toyota is the world’s largest legacy mass-market automotive manufacturer, selling 9-10m units per annum. Despite being a leader in light hybrid technologies, their investments in hydrogen fuel cells do not appear to have paid off and they have been slow to adopt battery electric models. We do not believe they have a competitive advantage in battery electric vehicles and are concerned about the longevity of their franchise in the context of the rapid expansion of low-cost Chinese EV exports.

4.	PORTFOLIO POSITIONING

Our portfolio is typically allocated across 35 equally weighted equities providing exposure across the value chain of Smart Transportation.

We hold 20.9% exposure to EV manufacturers, of which 5.8% is invested in EV Dominated names and 15.1% is invested in EV Transition names. Within this category we hold Tesla, one of the largest electric vehicle manufacturers in the world and an innovator in the autonomous driving space with its Autopilot and Full Self-Driving offerings.

We hold a 68.5% weight to equipment providers split across Components (40.6%) and Semiconductors (27.9%). Within Components we have 19.0% exposure to Autonomous, 14.8% exposure to Car Components, and 6.8% exposure to Battery equipment providers. For example, Sensata sells sensors vital to autonomous mobility; Vitesco produces components for electrified drivetrains; and Samsung SDI manufactures batteries for electric vehicles. The portfolio also provides 27.9% exposure to Semiconductors across Power (9.1), General (9.7%), and Connectivity (9.1%) applications. For example, onsemi provides power semiconductors for electric vehicle traction inverters and on-board chargers.

The portfolio provides 9.0% exposure to Services including Transportation-as-a-Service (TaaS). The fund is invested in Alphabet which owns Waymo LLC, the operator of a commercial self-driving taxi service in Phoenix, Arizona.

5.	OUTLOOK

Despite seeing a reversal of last year’s raw material cost inflation, 35% growth in EV sales and record penetration rates, 2023 threw up a few speedbumps for companies involved in the electrification of transportation. Lower subsidies, rising interest rates, and increasing price competition led to concerns around customer affordability, slowing adoption and the profitability of EV manufacturing. Below, we reflect on the events of 2023 and consider the outlook for both the lithium-ion battery and electric vehicle markets.

Batteries

In last year’s outlook, we reported that 2022 was the first year on record that lithium-ion battery pack costs had increased, driven by soaring metal prices. In 2023, this trend reversed, with lithium and nickel prices cooling by 80% and 40% respectively due to slower electric vehicle demand growth. Shrinking commodity costs helped to drive a 14% decline in average battery pack prices to $139/kWh. According to Bloomberg New Energy Finance (BNEF), this meant that real battery prices have fallen by 90% since 2010 and are forecast to fall below the EV/ICE parity benchmark of $100/kWh in 2027.

Cumulative demand for LiB packs (MWh) vs battery pack price ($/kWh)

Source: BNEF, Guinness Global Investors

In the year, the industry faced oversupply concerns, with CRU Group suggesting that planned Chinese capacity would be 2.5-3x higher than global demand from 2025-2030. While we do see overcapacity in the sector, we believe this is likely overstated. The top 6 battery manufacturers (CATL, BYD, LGES, Samsung SDI, SK On, and Panasonic) are responsible for 85% of electric vehicle battery volumes. These six companies are behind just 50% of planned capacity additions out to 2025, with capital expenditure plans typically underpinned by supply arrangements with EV manufacturers. The remaining 50% of additions are expected to be brought online by more indebted and less profitable tier 2 suppliers. A lot of this tier 2 capacity ultimately may not come online as declining share and poor cashflows lead to funding constraints and sector consolidation.

Top 6 battery manufacturer volume-based market share

Source: EV-Volumes, HSBC, Guinness Global Investors

The last 12 months have also seen legislators wrestle for control over battery supply chains to reduce their dependence on Chinese imports. The EU announced its Critical Raw Materials Act and the US released guidance that EVs with Chinese battery components would not be eligible for full IRA tax benefits. With China processing around 75% of the world’s lithium and supplying over 50% of battery components globally, we believe it will be incredibly challenging to extricate Chinese companies from western supply chains.

Electric vehicles

Electric vehicles (EVs) saw continued adoption in 2023, albeit at a slower pace than seen in recent years. After growing at over 100% and over 50% in 2021 and 2022, sales of plug-in vehicles are expected to have grown by around 35% in 2023 to around 14 million units, representing an 18% penetration rate. China will retain its crown as the largest market for EVs, representing 60% of global plugin vehicle sales, with monthly penetration rates approaching 40%. Europe will come in second, at 25% of global sales and penetration rates of around 25%, with the USA in third at around 10% of global sales, breaching 1 million units and seeing EVs making up over 10% of monthly sales for the very first time.

Monthly plug-in vehicle penetration rates by region

Source: Cleantechnica, AtlasEVhub, Guinness Global Investors

These regional differences largely reflect the main driver of adoption: affordability.

●	China saw the withdrawal of government EV subsidies at the end of 2022, resulting in a slowing of sales at the start of 2023, sparking a year-long price war among manufacturers. This, combined with a bias for cheaper lithium iron phosphate (LFP) chemistries, and smaller average battery sizes resulted in sales prices for electric vehicles across multiple segments reaching price parity with internal combustion engine vehicles.

●	Europe has a more nuanced picture, where moderate subsidies and higher gasoline prices led to select models being cheaper than petrol or diesel counterparts. However, the threat of cheap Chinese imports in 2023 has impelled local manufacturers to cut costs to avoid losing out to cheaper foreign imports.

●	The market for electric vehicles in the United States is generally less competitive. Import tariffs and subsidies for local producers have led to higher prices, allowing cost-advantaged Tesla to take a 50% market share. A preference for larger vehicles (SUVs, trucks) with larger batteries (100kWh+) alongside lower average pump prices mean that the relative economics of owning an EV are not as attractive as in other regions. Despite record EV sales and penetration rates in 2023, further battery price declines are needed to see continued adoption.

Global auto, ICE and EV population to 2050

Source: US DOE, Guinness Global Investors

The decline in battery prices (and commensurate improvement in EV affordability) observed over recent years has coincided with increasing expectations of EV sales. We estimate that EV sales will continue to grow and that the MOTO ETF remains well-positioned to benefit from the long-term trend towards cleaner, safer, and more connected transportation.

Portfolio Managers

Will Riley and Jonathan Waghorn

January 2024

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Smart Transportation & Technology ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2023 (Unaudited)

Average Annual Returns December 31, 2023	One Year	Since Inception (11/14/2019)
SmartETFs Smart Transportation & Technology ETF - NAV	26.69%	15.64%
SmartETFs Smart Transportation & Technology ETF - Market	27.09%	15.48%
MSCI World Index NR	23.79%	9.98%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, and the expenses (if any) incurred in a sale of fund shares, is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 95.8%	Value

	Other: 5.5%
5,148	Darling Ingredients Inc.*	$256,576
1,760	Quanta Services Inc.	379,808
		636,384
	Smart Transportation: 34.1%
3,267	Aptiv PLC*	293,115
10,000	BYD Co. Ltd.	274,573
2,508	Continental AG	212,979
1,866	Daimler Truck AG	70,083
21,200	Denso Corp.	319,748
182,000	Geely Automobile Holdings Ltd.	200,215
11,506	Johnson Matthey PLC	248,967
5,544	Kia Corp.	428,154
4,697	Mercedes-Benz Group AG*	324,352
8,624	Mobileye Global Inc - A*	373,592
8,272	Sensata Technologies Holding	310,779
1,562	Tesla Inc.*	388,126
395	Vitesco Technologies Group AG*	40,978
16,709	Volvo AB Class B	433,007
		3,918,668

	Technology: 3.1%
3,454	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	359,216

	Transportation Technology: 53.1%
2,816	Alphabet Inc. Class C*	396,859
3,806	Amphenol Corp. Class A	377,289
1,826	Analog Devices Inc.	362,571
16,929	Dana Inc.	247,333
1,650	Eaton Corp. PLC	397,353
5,962	Gentherm Inc.*	312,170
30,844	Hanon Systems	173,650
30,976	Hexagon AB Class B	371,649
9,878	Infineon Technologies AG - ADR	412,221
649	LG Chem Ltd.	250,105
902	NVIDIA Corp.	446,688
1,672	NXP Semiconductors NV	384,025
4,257	ON Semiconductor Corp.*	355,587
4,345	Power Integrations Inc.	356,768
18,700	Renesas Electronics Corp.*	337,999
770	Samsung SDI Co., Ltd.	280,679
2,728	Skyworks Solutions Inc.	306,682
2,420	TE Connectivity Ltd.	340,010
		6,109,638

	Total Common Stocks (Cost $10,739,638)	11,023,906

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2023

Shares	Preferred Stocks: 2.4%	Value

	Preferred Stocks
	Smart Transportation: 2.4%
2,277	Volkswagen AG	$281,044
	Total Preferred Stocks (Cost $416,378)	281,044

	Total Investments (Cost $11,156,016): 98.2%	11,304,950
	Other Assets in Excess of Liabilities: 1.8%	206,096
	Total Net Assets - 100.0%	$11,511,046

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2023

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	45.5%
Germany	9.2%
South Korea	9.8%
Sweden	7.0%
Japan	5.7%
Netherlands	3.3%
Israel	3.3%
Taiwan	3.1%
Ireland	2.6%
China	2.4%
United Kingdom	2.2%
Hong Kong	1.7%
Total Common Stocks	95.8%
Preferred Stocks
Germany	2.4%
Total Preferred Stocks	2.4%
Total Investments	98.2%
Other Assets in Excess of Liabilities	1.8%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ADVERTISING & MARKETING TECHNOLOGY ETF

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1. PERFORMANCE

Average Annualized Total Returns	1 Year	3 Years	Since Inception 12/31/2020
ADVERTISING & MARKETING TECH ETF (NET ASSET VALUE)	22.86%	-15.25%	-15.24%
ADVERTISING & MARKETING TECH ETF (MARKET PRICE)	23.21%	-15.31%	-15.29%
BENCHMARK INDEX:
MSCI WORLD INDEX (NET RETURN)	23.79%	7.27%	7.27%

The Fund’s total expense ratio is 7.51% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2. REVIEW

The SmartETFs Advertising and Marketing Technology ETF launched on December 31, 2020.

The ETF invests in companies which are using technology to disrupt the advertising and marketing industries. These companies include those involved in programmatic advertising, targeted digital advertising, consumer data and targeting, customer relationship management, marketing automation, and other technologies that aid in advertising and marketing.

In 2023, the Fund was up 22.86% (NAV, in USD) versus the MSCI World Index benchmark which was up 23.79% (in USD). The Fund therefore underperformed the Index by 0.93%.

Since launch the Fund is down -15.24% (NAV, in USD) versus the MSCI World Index benchmark which is up 7.27% (in USD). The Fund has therefore underperformed the Index by 22.51%, with most of that occurring between mid-November 2021 and October 2022 when value stocks were heavily favored over growth.

At year end, the Fund’s AUM was $1.2mn.

2023 market and fund commentary

● (1) Recovery Rally: Over the start of 2023, equities rallied hard with the growthiest parts of the market significantly outperforming – benefitting the Fund – as the factors which had performed worst over 2022, saw a strong reversal and led the market higher.

● (2) Market Reversal: The positive sentiment that had driven markets, quickly unwound. The rally had been led by a small number of seemingly fragile data points, but as new data emerged, investors reassessed their inflation expectations and the outlook became markedly more hawkish. With the prospect of higher rates for an extended period of time, longer duration assets were impacted the hardest, and markets retreated, as did the Fund’s relative performance.

● (3) Banking Crisis: Three large bank failures in the US and the Credit Suisse rescue in Europe showed growing stress in the banking sector and highlighted the impacts of an historically stringent monetary tightening cycle. However, after a short sell-off in early March, volatility abated, and risk aversion retreated as swift liquidity support by central banks (and several takeovers) prevented a widespread escalation. Over this period, the Financials and Energy sectors performed particularly poorly, but other parts of the market (notably Healthcare & IT) saw positive performance. The Fund also outperformed over the month.

● (4) AI Induced Rally: Since the end of March, a focus on Artificial Intelligence, and more specifically its potential use cases for a range of business cases, caused a sharp market rally. The largest gainers were the semiconductor names within the IT sector, as well as a range of associated sectors which have tangential exposure. It is worth noting that AI is not a new phenomenon but the launch of ChatGPT in early 2023 was the first consumer facing AI application and has therefore drawn attention to the technology. The number of S&P 500 companies citing AI on their earnings call has more than doubled over the last 6 months and, in many cases, has been richly rewarded by the market. More specifically, the optimism surrounding AI has focused on a handful of large cap names, which have driven the majority of performance. There is growing concern that such lack of breadth is not a stable base for an enduring bull market as the largest ten names in the S&P 500 have accounted for nearly all the index’s returns until the end of May. Whilst the Fund has some exposure to the large US tech names that have benefitted from this rally, it also has 50% invested in small and mid-cap market cap companies which lagged. Overall the Fund therefore underperformed over Q2.

● (5) Higher for longer rate expectations: the 10-year US treasury yield rose to 4.6% driven by a.) the US credit downgrade; b.) greater supply of debt following the resolution of the US debt ceiling and c.) positive US economic data, suggesting a stronger economic growth outlook. Expectations of higher-for-longer interest rates was subsequently supported by the Federal Reserve’s September dot plot, which indicated just two rate cuts in 2024 from the four rate cuts estimated in the committee’s June meeting. This weighed on high duration stocks and contributed to weaker relative Fund performance.

● (6) Hopes of interest rate cuts: The final two months of the year saw very solid performance from equities, on growing excitement that central banks would cut interest rates in 2024, sooner than previously expected. This rally came amidst a backdrop of easing inflation and resulted in an ‘almost everything rally’ with all styles, factors and regions showing solid gains, although the tech stocks which dominated most over 2023 performed particularly well. The Fund’s higher beta names led it to outperform in this period.

3. ACTIVITY

We made 2 changes to the portfolio in 2023.
BOUGHT: Sprout Social, DoubleVerify
SOLD: Illumin Holdings, *

*2 buys replace 1 sell and 1 illiquid stock written down in the Fund (Yandex)

4.	ASSET ALLOCATION

5.	OUTLOOK

The Fund at quarter end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the adtech/martech industries are expected to experience.

With inflation having peaked and global central banks set to lower interest rates this year, many of the earlier headwinds for equity markets, and growth stocks in particular, are looking more positive. Whilst there may be volatility in equity markets and for AdTech companies, there is good reason to be optimistic longer term. We continue to see an acceleration in technological transformations that will have a lasting effect on how consumers and businesses operate once the economic cycle turns to growth. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

Sagar Thanki

January 2024

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index.

Beta is a measure of the volatility — or systematic risk — of a security or portfolio compared to the market as a whole. A beta higher than 1 can be interpreted as more volatile than the market.

Earnings growth is not a measure of the Fund’s future performance.

Earnings growth is the annual compound growth rate (CAGR) of a company’s net income.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Advertising & Marketing Technology ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2023 (Unaudited)

Average Annual Returns December 31, 2023	One Year	Since Inception (12/31/2020)
SmartETFs Advertising & Marketing Technology ETF - NAV	22.86%	-15.24%
SmartETFs Advertising & Marketing Technology ETF - Market	23.21%	-15.29%
MSCI World Index NR	23.79%	7.27%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, and the expenses (if any) incurred in a sale of fund shares, is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 98.4%	Value

	Advertising: 47.6%
360	Alphabet Inc.*	$50,288
360	Baidu Inc.*	42,872
4,000	CyberAgent Inc.	25,105
3,320	Digital Turbine Inc.*	22,775
2,912	Future PLC	29,528
4,824	Magnite Inc.*	45,056
168	Meta Platforms Inc. - Class A *	59,465
1,308	Perion Network Ltd.*	40,378
3,032	PubMatic Inc.*	49,452
408	Roku Inc.*	37,397
872	TechTarget Inc.*	30,398
632	Trade Desk Inc./The*	45,479
6,146	Tremor International Ltd.*	31,099
3,000	ValueCommerce Co., Ltd.	31,207
1,280	Yandex NV*[1]	13
12,600	LY Corp.	44,646
		585,158

	Ecommerce: 4.4%
360	Amazon.com Inc.*	54,698

	Enterprise Software/Services: 4.0%
208	Atlassian Corp PLC*	49,475

	Internet Content: 3.1%
1,000	Tencent Holdings Ltd.	37,600

	Marketing Technology: 39.3%
96	Adobe Inc.*	57,274
1,744	Criteo SA*	44,158
1,216	Double Verify Holdings Inc.*	44,724
96	HubSpot Inc.*	55,732
1,144	LiveRamp Holdings Inc.*	43,335
3,448	Next Fifteen Communication Group PLC	36,568
632	Pegasystems Inc.	30,880
20,744	S4 Capital PLC*	14,120
232	salesforce.com Inc.*	61,049
792	Sprout Social Inc.*	48,660
60,000	Weimob Inc.*	22,130
1,344	ZoomInfo Technologies Inc.*	24,851
		483,481

	Total Common Stocks (Cost $1,978,250)	1,210,412

	Total Investments (Cost $1,978,250): 98.4%	1,210,412
	Other Assets in Excess of Liabilities: 1.6%	19,350
	Total Net Assets - 100.0%	$1,229,762

*	Non-income producing security.

[1]	Level 3 securities fair valued under procedures established by the Board of Trustees, representing 0.00% of Net Assets.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

Schedule of Investments

at December 31, 2023

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	61.9%
China	8.4%
Japan	8.2%
Britain	6.5%
Israel	5.8%
Australia	4.0%
France	3.6%
Russia	0.0%
Total Investments	98.4%
Other Assets in Excess of Liabilities	1.6%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS SUSTAINABLE ENERGY II ETF

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.	PERFORMANCE

Average annualized total Returns	1 YEAR	3 YEARS	SINCE INCEPTION 11/11/2020
SUSTAINABLE ENERGY II ETF (NET ASSET VALUE)	-0.95%	-0.85%	4.66%
SUSTAINABLE ENERGY II ETF (MARKET PRICE)	-0.81%	-0.84%	5.42%
BENCHMARK INDEX:
MSCI WORLD INDEX (NET RETURN)	23.79%	7.27%	9.42%

The Fund’s total expense ratio is 3.29% and the net expense ratio is 0.79%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.79% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

2.	REVIEW

After a year of highly accommodative fiscal policy in 2022, the dominant driver for 2023 became tightening monetary policy. A rapid rise in interest rates together with pockets of sluggish inflation led the economics of renewable projects to suffer relative to competing fossil fuel alternatives but, post these factors, we find that renewable energy generation continues to be relatively more economic than fossil fuels. We believe that better relative economics as well as security of supply considerations will help to sustain strong demand for sustainable energy activities during 2024 and will keep the long-term driver of renewables adoption intact.

Much of the key policy support for the energy transition in 2023 was enacted with a focus on improved energy efficiency, energy security and access to critical material supply chains, including the following:

●	Further details were provided in Europe about how the EU will localise clean technology manufacturing and supply chains, in order to reduce its reliance on China, as part of its goal to achieve carbon neutrality by 2050. The EU plans include a 55% cut to emissions, 13% lower final energy consumption and 45% renewables in the energy mix by 2030.

●	In the United States there was a meaningful surge in activity thanks to the Inflation Reduction Act (IRA), with $369bn of tax breaks morphing into $1.6 trillion of capital being mobilised towards achieving net zero aims. We estimate that more than 9 million jobs will be created as a result of the IRA over the next decade. Importantly, with 2024 being an election year, we estimate that 80-90% of the new jobs being created are within Republican states.

●	From a global perspective, around 130 countries have now signed up to the Conference of the Parties 28 (COP 28 Global Renewables and Energy Efficiency Pledge, committing to deep emissions reductions by 2030, requiring a tripling of global installed renewable energy capacity and a doubling of the rate of annual energy efficiency improvements.

Around 520 gigawatts (GW) of new renewable generation capacity was installed in 2023, 100GW higher than the record installations seen in 2022 and well over double the 194GW installed pre-COVID in 2019. Solar was dominant (at just over 400 GW) with wind in second place (around 100 GW) followed by hydropower, then bioenergy. Renewable electricity generation in 2023 increased by around 2.5%, reaching over 9,200 terawatt-hours (TWh), and outpacing global electricity demand (estimated 1% growth in 2023).

Electric vehicles saw continued adoption in 2023, albeit at a slower pace than seen in recent years. After growing at over 100% and over 50% in 2021 and 2022, sales of plug-in vehicles grew by around 35% in 2023 to around 14 million units, representing an 18% penetration rate. After increasing in 2022, lithium-ion battery pack costs fell by 14% in 2023 to $139 per kilowatt-hour (kWh), driven by lithium and nickel prices that fell by 80% and 40% respectively.

The solar industry grew rapidly in 2023, with installations likely to have exceeded 400 GW for the full year (up tenfold over the last decade and 65% higher than 2022). This is materially ahead of our prior 2023 expectation of 310 GW and will represent the fastest annual growth rate since 2010 (following several years of 20%+ annual growth).

The wind industry returned to growth and is likely to have delivered record installations in excess of 100 GW, despite high-profile company profitability and growth concerns.

The onshore wind sector is likely to have delivered 91GW, with China accounting for 60% of the total and nearly 90% of the year-on-year growth. Offshore wind installations are likely to have reached 12GW (also led heavily by China) with clear policy support for the struggling industry at the end of the year.

Against this backdrop, the SmartETFs Sustainable Energy II ETF delivered a total return (NAV, USD) of -0.95% in 2023 vs its benchmark the MSCI World Index (net return) of 23.79%. The underperformance of the ETF resulted almost entirely from multiple compression rather than earnings downgrades, with the ETF trading at a one year forward price/earnings (P/E) discount of 6% to the MSCI World Index at the end of the year.

3.	ACTIVITY

During the period, we initiated positions in Legrand, Orsted and Installed Building Products.

The ETF was actively rebalanced during the period and, over the year, the weighting to consumption (i.e. the demand side of the energy transition) increased from 43.4% at the end of 2022 to 45.5% at the end of December 2023 while the weighting to renewables (i.e. supply side) grew from 50.9% to 54.3%.

4.	PORTFOLIO POSITIONING

At 31 December 2023, the SmartETFs Sustainable Energy II ETF traded on a one year forward (2024) price/earnings (P/E) ratio of 16.6x, around 13% lower than the same one year forward metric published in our last annual outlook. Over the year, the ETF valuation fell from a one year forward P/E premium to the MSCI World of 35% to a discount of 13% in October (the largest discount since March 2020) before closing the year at a discount of 6%. Over the year, consensus 2024 earnings expectations for the portfolio fell by around 6%, implying that the weak performance of the ETF versus the MSCI World Index in 2023 resulted almost entirely from multiple compression (i.e the re-rating of the MSCI World) rather than earnings downgrades.

We believe that the earnings growth outlook for the ETF continues to remain attractive. Updating for recent earnings and guidance announcements, we find that the portfolio consensus earnings per share growth outlook for the ETF remains strong at 19.1% pa forecast between 2023-2026, relative to the MSCI World at 8.4% pa – a premium of over 10% pa. This is broadly in line with the absolute and index relative growth outlook that we published in our last outlook. Looking by sub sector, we find that all sub sectors are forecast by consensus to see EPS growth between 2023 and 2026 that is in excess of the MSCI World.

Based on consensus expectations, the ETF offers more than double the earnings growth of the MSCI World, despite trading at a discounted one year forward P/E ratio. Current valuation multiples appear, therefore, to discount an earnings outcome that is far worse than that implied by current interest rates and inflationary conditions. Looking longer-term, we believe that the portfolio is likely to deliver normalised earnings growth of around 14% pa, well ahead of EPS growth in the MSCI World Index, that will bring the ETF P/E ratio down from the current 16.6x for 2024 to around 10.6x in 2027.

5.	OUTLOOK

Looking ahead to 2024 and beyond, we expect further acceleration of the transition with further positive catalysts in the year ahead. The sector would be a beneficiary of looser monetary policy and lower inflation, while higher fossil fuel prices would further improve the relative economics of renewable technologies. In terms of policy, further clarity around IRA tax credits and actions related to the EU Net Zero Industrial Act will help to bring greater investment into the sector. We expect investor interest in sustainable energy equities to recover in 2024, reflecting these catalysts, and that the current attractive valuation level will act as a further catalyst. Beyond these, the continuing importance of energy security and the increased individual, social and government pressures for consumers to become more energy efficient and for producers to increase their share of sustainable energy generation will support further growth in the sector. We believe that the Guinness Sustainable Energy portfolio of 30 broadly equally weighted positions, chosen from our universe of around 250 companies, provides concentrated exposure to the theme at attractive valuation levels that are particularly attractive relative to consensus earnings growth expectations.

Will Riley and Jonathan Waghorn

January 2024

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Sustainable Energy II ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2023 (Unaudited)

Average Annual Returns December 31, 2023	One Year	Since Inception (11/11/2020)
SmartETFs Sustainable Energy II ETF - NAV	-0.95%	4.66%
SmartETFs Sustainable Energy II ETF - Market	-0.81%	5.42%
MSCI World Index NR	23.79%	9.42%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, and the expenses (if any) incurred in a sale of fund shares, is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 100.1%	Value

	Electrification: 28.7%
2,070	Aptiv PLC*	$185,720
2,502	Gentherm Inc.*	131,005
5,616	Infineon Technologies AG	234,362
6,804	Johnson Matthey PLC	147,225
468	LG Chem Ltd.	180,353
2,520	ON Semiconductor Corporation*	210,496
504	Samsung SDI Co., Ltd.	183,717
4,806	Sensata Technologies Holding	180,561
		1,453,439
	Energy Efficiency: 16.9%
2,898	Ameresco Inc.*	91,780
702	Hubbell Inc.	230,909
21,420	Nibe Industrier AB - B Shares	150,417
1,116	Trane Technologies PLC	272,192
630	Installed Building Products Inc	115,177
		860,475

	Renewable Energy Generation: 19.9%
113,994	China Longyuan Power Group Corp Ltd.	86,424
174,000	China Suntien Green Energy Corp Ltd.	63,285
19,208	Iberdrola SA	251,711
3,420	Nextera Energy Inc.	207,731
2,232	Ormat Technologies Inc.	169,163
2,322	Orsted AS	128,712
6,804	Sunnova Energy International Inc.*	103,761
		1,010,787

	Renewable Equipment Manufacturing: 34.5%
5,436	Canadian Solar Inc.*	142,586
1,152	Eaton Corp. PLC	277,425
738	Enphase Energy Inc.*	97,519
1,044	First Solar Inc.*	179,860
2,466	Itron Inc.*	186,208
2,178	Legrand SA	226,265
1,278	Schneider Electric SE	256,475
558	Solaredge Technologies Inc.*	52,229
2,466	TPI Composites Inc.*	10,209
7,110	Vestas Wind Systems A/S	225,646
162,000	Xinyi Solar Holdings Ltd.	94,605
		1,749,027

	Total Common Stocks (Cost $5,688,599)	5,073,728

	Total Investments (Cost $5,688,599): 100.1%	5,073,728
	Liabilities in Excess of Other Assets: -0.1%	(4,850)
	Total Net Assets - 100.0%	$5,068,878

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

Schedule of Investments

at December 31, 2023

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	48.6%
France	9.5%
South Korea	7.2%
Denmark	7.0%
Spain	5.0%
China	4.8%
Germany	4.6%
Ireland	3.7%
Sweden	3.0%
Britain	2.9%
Canada	2.8%
Israel	1.0%
Total Investments	100.1%
Liabilities in Excess of Other Assets	-0.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ASIA PACIFIC DIVIDEND BUILDER ETF

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

1.	Performance

Average Annualized Total Returns	1 Year	3 Year	5 Year	10 Year
Asia Pacific Dividend Builder ETF (Net Asset Value)	11.51%	1.01%	7.15%	6.21%
Asia Pacific Dividend Builder ETF (Market Price)	12.29%	0.94%	7.10%	6.18%
Benchmark Index:
MSCI AC Pacific ex japan Index (net return)	5.18%	-7.00%	3.56%	3.23%

The Fund’s total expense ratio is 4.94% and the net expense ratio is 0.78%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.78% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund. Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021, reflects the predecessor mutual funds’ NAV.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, or the expenses, if any, incurred by a sale of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

The Fund rose 11.51% on an NAV-basis in 2023 compared to the MSCI AC Pacific ex Japan Net Total Return Index which rose 5.18%. All thirty-six companies in the portfolio reported dividends. Overall, twenty-one companies grew the dividend, three were unchanged, and twelve fell.

The first half of the year was characterised by high interest rates and persistent inflation, fuelling fears of a looming recession. The US raised interest rates four times in the first seven months, peaking at 5.5%, the highest it has been in 22 years, and where it has remained. This put some US regional banks under pressure but ultimately, a systemic crisis was averted. By November, US inflation had fallen from its June 2022 peak of 9.1% to 3.2% and economic growth had proven to be surprisingly robust. Sentiment rose further as the market increasingly expected the Fed to pivot to a more dovish outlook with the possibility of a greater number of anticipated rate cuts in 2024 than had been expected.

Asian market returns in 2023 were dragged down by the performances of markets in China, Hong Kong and Thailand. China has faced a number of challenges this year, leading to low investor confidence and making it and Hong Kong some of the weakest markets in 2023. Despite a strong start to the year, led by a post-COVID valuation rerating, persistently weaker-than-expected macro data and global banking scares have led to a weak performance in China this year. Domestic demand has remained below forecasts and domestic policies are being focussed on sectors and industries that the government consider long-term competitive growth drivers, such as technology, specialty materials and healthcare, rather than sectors that absorb high quantities of resources with diminishing returns, notably the property sector.

The result has been akin to a perfect storm, but one we believe China can withstand. Slower external demand has hurt exports; declining property prices have undermined consumer confidence, already weakened by three long years of harsh Covid restrictions; the e-commerce companies are cutting costs and scaling back rather than absorbing large numbers of new graduates; and youth unemployment overall, is well above the national average. However, while investors are focusing on the here and now it is worth remembering that China is far from broken. The country is well capitalised, its banking system is liquid and stable, and the country is still generating net positive trade flows (i.e. a trade surplus). The country dominates in several of the key industries it has focused on (Solar, Wind, EVs, batteries, 5G telephony). To judge by the share of citations in leading academic journals from Chinese researchers (in subjects ranging from AI technology, Advanced communications, Advanced materials and manufacturing, Transportation, Sensing, Energy & Environment) there is the intellectual capital to back it up.

Taiwan and Korea were the strongest markets in the region despite them offering the biggest year on year earnings contraction for 2023. Investors were looking through these numbers, which has been reflected in 2022’s market returns, into 2024. Both markets are seen as being heavily influenced by the global outlook, especially in technology. The headlines have focused on AI, especially since NVIDIA shocked the market by the strength of demand for its chipsets and certainly, some of our stocks have benefitted from this. But there have also been other bright spots. Demand for Personal Computers is returning to growth after two years of contraction post the 2020 COVID spike and demand for flash memory is also staging a cyclical recovery to benefit of Korea’s major producers, and market heavyweights, Samsung Electronics and SK Hynix. The other area of strength has come from China and from consumer electronics customers ranging from smartphones to tablets and TVs.

As ever, a comparison between our asset allocation and this analysis would suggest we were in all the wrong places and out of all the right ones, but the fund still outperformed by over 7% in 2023 and the answer as to how lies in the stock selection. The Information Technology and Communication Services sectors both contributed via allocation and selection, whilst Consumer Discretionary and Health Care stock selection more than offset the small negative effects associated with allocation. Financials, which was a contributor to relative performance in 2022, was the Fund’s largest detractor in 2023. Not holding Energy or Materials companies further detracted from relative performance. As a reminder, we do not hold stocks within these two sectors as we believe the cyclical nature of stocks does not align with our investment process.

On a country basis, China, despite being a weak market, was actually a contributor to the Fund’s relative performance. Here, stock selection was key again; our positions in NetEase and China Medical Systems contributed to relative performance, as did avoiding holding the big internets names such as JD.com and Alibaba.

Of our top five performing stocks, four were from the Information Technology sector: Elite Material, Broadcom, Novatek Microelectronics and Largan Precision. These stocks have benefitted from the rising interest in AI, what we believe is the start of the PC replacement cycle and the trend for smartphone camera upgrades. The remaining stock, JB Hi-Fi, comes from the Consumer Discretionary sector. The laggards were all affected by the macro sentiment related to China. These were China Merchants Bank, Ping An Insurance, China Overseas Land & Investment, Link REIT, and BOC Hong Kong.

2.	PORTFOLIO CHANGES

No portfolio changes were made in 2023.

3.	PORTFOLIO POSITION

The portfolio maintains a diversified exposure across sectors and geographies.

The largest country exposures in the Fund are to China at 29% followed by Taiwan at 22%, and Australia at 11%. The Fund also has 10% in US-listed companies (Aflac, Broadcom and Qualcomm) that derive over 50% of their revenues from the Asia pacific region. Versus the benchmark, we are underweight in Australia, in-line for China and slightly overweight in Taiwan.

From a sector perspective, the Fund is most exposed to Information Technology, Financials and Consumer Discretionary. Versus the benchmark, we are overweight in all three of those sectors, as well as in Real Estate. Note that we do not hold any Energy or Materials stocks as we believe these sectors have a classically cyclical nature and are therefore incompatible with our investment process.

4.	OUTLOOK

2024 will be a busy year from an electoral perspective. In January, we will see Taiwan’s presidential elections, where investors will be interested in the winning candidate’s approach towards China. March brings the Russian presidential elections, where Vladimir Putin is expected to run again, a move that could ensure his continued leadership until 2030. In April, Narendra Modi will be aiming to win a third term in India, now the world’s most populous country and 5th largest economy by GDP. In the same month, South Korea will be holding elections for the National Assembly, their legislative body. This may well be a pivotal moment for President Yoon Suk Yeol as his party, the People Power Party, currently holds the minority in the National Assembly. The European Parliament elections will be held in June and of course, the US presidential election is due in November. Both the UK and South Africa have announced general elections in 2024 but at the time of writing this not, neither government have confirmed dates.

We also expect 2024 to continue to be an interesting period to navigate through with respect to interest rates and China related anxiety. It is increasingly clear that we are entering a new interest rate cycle. In a world where “higher-for-longer” seems to be persisting, one would expect the market to favour value sectors more that their growthier counterparts. Dividend generating strategies also tend to be looked upon more favourably. This brings us much delight as it aligns well with our own investment process. Our focus remains on companies with strong balance sheets which continue to generate returns above their cost of capital, and which have a history of providing a dividend. This strategy has allowed us to navigate through the COVID period and will help see us through the coming year.

When it comes to China, the deep level of skepticism the market has shown through 2023 is evident. For the first time in 25 years, foreign direct investment into China turned negative with outflows of more than $140 billion of long-term investments in the first nine months of 2023. In the same vein, over 75% of foreign money invested into the Chinese stock markets from January to July had pulled out by the end of November. We believe that for China to become more attractive to investors, earnings estimates need to stabilise. Earnings forecasts for China are still stronger than those for developed markets. However, they have been scaled back, so while companies are still expected to generate good growth, the expected rate has been persistently lowered. Once earnings estimates stabilise, we think both domestic and foreign investors are likely to find China more attractive, which could begin a valuation rerating in addition to earnings growth.

The 2024 valuation multiple of 10.3x is at a 15% discount to market’s 12.1x. If the portfolio companies achieve an earnings growth trajectory in line with their long run average, we think there is every reason to hope the valuation will also move back in line.

Edmund Harriss and Mark Hammonds

January 2024

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Asia Pacific Dividend Builder ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2023 (Unaudited)

Average Annual Returns December 31, 2023	One Year	Five Years	Ten Years
SmartETFs Asia Pacific Dividend Builder ETF - NAV	11.51%	7.15%	6.21%
SmartETFs Asia Pacific Dividend Builder ETF - Market	12.29%	7.10%	6.18%
MSCI AC Pacific ex-Japan Index NR	5.18%	3.56%	3.23%

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund's NAV.

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, and the expenses (if any) incurred in a sale of fund shares, is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.3%	Value
	Australia: 10.6%
6,545	Corporate Travel Management Ltd.	$87,239
2,715	JB Hi-Fi Ltd.	98,113
35,970	Metcash Ltd.	85,546
3,479	Sonic Healthcare Ltd.	76,054
		346,952
	China: 29.7%
151,000	China Construction Bank Corp. - H Shares	89,921
55,000	China Medical System Holdings	97,483
20,000	China Merchants Bank Co., Ltd. - H Shares	69,668
37,500	China Overseas Land & Investment Ltd.	66,082
22,500	China Resources Gas Group Ltd.	73,766
183,000	Industrial and Commercial Bank of China Ltd. - H Shares	89,526
21,100	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	79,206
827	NetEase Inc. - ADR	77,043
13,500	Ping An Insurance Group Company of China Ltd. - H Shares	61,116
9,000	Shenzhou International	92,668
36,900	Suofeiya Home Collection - A Shares	82,593
12,094	Zhejiang Supor Cookware - A Shares	89,967
		969,039
	Hong Kong: 4.9%
28,500	BOC Hong Kong Holdings Ltd.	77,377
14,977	Link REIT/The	84,106
		161,483
	India: 3.2%
6,880	Tech Mahindra LTD	105,229

	Malaysia: 2.8%
96,700	Public Bank Bhd	90,281

	Singapore: 8.6%
41,154	Capland Ascendas - REIT	94,471
58,400	CapitaLand Integrated Commercial Trust - REIT	91,143
3,786	DBS Group Holdings Ltd.	95,830
		281,444
	South Korea: 4.9%
13,561	Hanon Systems	76,348
15,165	Korean Reinsurance Co.	83,739
		160,087

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 99.3%	Value

	Taiwan: 22.0%
14,000	Catcher Technology Co., Ltd.	$88,521
10,500	Elite Material Co., Ltd.	130,728
26,517	Hon Hai Precision Industry Co., Ltd.	90,314
1,110	Largan Precision Co., Ltd.	103,830
8,800	Nien Made Enterprise Co., Ltd.	101,245
6,500	Novatek Microelectronics Corp.	109,527
895	Taiwan Semiconductor Manufacturing Co., Ltd.	93,080
		717,245

	Thailand: 2.8%
31,300	Tisco Financial Group PCL/Foreign	90,721

	United States: 9.8%
1,164	Aflac Inc.	96,030
102	Broadcom Inc.	113,857
764	Qualcomm Inc.	110,497
		320,384

	Total Common Stocks (Cost $2,727,738)	3,242,865

	Total Investments (Cost $2,727,738): 99.3%	3,242,865
	Other Assets in Excess of Liabilities: 0.7%	22,255
	Total Net Assets - 100.0%	$3,265,120

ADR - American Depository Receipt

PCL - Public Company Limited

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Financial	36.1%
Consumer, Cyclical	19.2%
Technology	18.7%
Industrial	12.7%
Consumer, Non-cyclical	10.4%
Utilities	2.2%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS DIVIDEND BUILDER ETF

ANNUAL REPORT FOR THE PERIOD ENDED

DECEMBER 31, 2023

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
dividend Builder ETF (Net Asset Value)	15.99%	9.11%	13.07%	8.80%
dividend Builder ETF (Market Price)	15.98%	9.22%	13.14%	8.83%
Benchmark Index:
MSCI World Index (Net Return)	23.79%	7.27%	12.81%	8.60%

The Fund’s total expense ratio is 1.22% and the net expense ratio is 0.65%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.65% through June 30, 2026. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Dividend Update

Based on year-end prices, the Fund had a 12-month trailing dividend yield of 1.8% (net of withholding taxes) vs the benchmark MSCI World Index dividend yield of 2.0% (gross of withholding taxes). In the Fund, the average dividend growth across all 35 companies was 6.3%.

In 2023, out of our 35 holdings:

●	32 companies grew their dividend. The average dividend growth of these companies was 8.2%.

●	2 companies kept their dividend flat

●	1 company cut their dividend

●	0 companies cancelled their dividend

Review

It was a volatile year for global equities given a difficult macroeconomic backdrop and a number of notable geopolitical shocks but, despite the wider uncertainties, equities saw their largest gain since 2019. For much of the year, investors were concerned with high inflation reads, the fastest rate hiking cycle on record, ongoing volatility in energy & commodity markets which was driven largely by the conflict in Ukraine and, more recently, developments in the Middle East. Whilst the combination of such headwinds may make the strong equity performance seem surprising, it was the emerging promise of Artificial Intelligence which drove the markets higher. Namely, a handful of large cap technology stocks, attributed the moniker ‘Magnificent 7’, all saw stellar gains over the year and played a dominant role in leading the index. Then in November a perceived dovish outlook for interest rates from the Federal Reserve released a broad-based rally across almost all risk assets which accelerated in the final weeks of the year as recession risks diminished.

Over 2023 as a whole, equities performed well (MSCI World Index +24.4% in USD) and markets ended the year with improved sentiment and a positive outlook for 2024.

Part 1: The Year in Review

*	Past performance is no guarantee of future results. You cannot invest directly in a market index

Source: MSCI, data as of 31st December 2023

(1)	Recovery Rally:

●	What Happened: Over the start of 2023 equities rallied hard, with the growthiest parts of the market performing particularly well. The factors which faired worst over 2022, saw a pronounced reversal and led the market higher over the first month of 2023.

●	Fund Performance: Given that the lowest quality areas of the market rallied the most (including unprofitable tech, high beta names, and more speculative areas of the market) the Fund underperformed given its strong quality focus. *(Beta is a measure of the movement of an individual stock in relation to the overall market)

(2)	Market Reversal:

●	What Happened: The positive sentiment that had driven markets, quickly unwound. The rally had been led by a small number of seemingly fragile data points and, as new data emerged, investors reassessed their inflation expectations and the outlook became markedly more hawkish. With the prospect of higher rates for an extended period of time, longer duration assets were impacted the hardest, and markets retreated. This was coupled with the Banking Crisis, where three large bank failures in the US and the Credit Suisse rescue in Europe pointed to growing stress in the banking sector. The impacts of an historically stringent monetary tightening cycle were evident but, after a short sell-off in early March, a catastrophic fallout was averted as swift liquidity support by central banks (and several takeovers) prevented widespread escalation. Over this period, the Financials and Energy sectors performed particularly poorly, but other parts of the market (notably Healthcare & IT) fared better.
●	Fund Performance: The Fund outperformed over this period, as we would have hoped. During the market reversal, the high-quality nature of the portfolio avoided the worst of the sell-off and our Consumer Staples holdings showed their strong defensive qualities. Furthermore, as the banking crisis developed, the zero allocation towards Banks was a source of outperformance as were the Fund’s Diversified Financial holdings in Exchange groups such as CME Group (which benefited from the increased volatility). In sum, this helped to drive better relative performance vs the index.

(3)	AI Driven Growth Rally:

●	What Happened: Since the middle of Q2, a focus on Artificial Intelligence and, more specifically, its potential use cases for a range of business has been a positive tailwind for markets. The largest beneficiaries have been; a handful of large cap tech stocks, companies with exposure to the semiconductor value chain, as well as a range of technology-focussed names with tangential AI exposure. This has in turn pushed investors, organisations, and CEOs alike to consider the significant role that AI will play at all stages of the value chain, and has been a significant positive in equity performance over 2023.

●	Fund Performance: Much of this rally was led by the growthier and more speculative parts of the market (as well as the Magnificent 7 / companies with strong AI exposure). This meant that the Fund’s semiconductor names performed well but, as a whole, the Fund underperformed over this period given its underweight exposure to IT.

(4)	Higher for Longer Rate Expectations:

●	What Happened: As Q3 rolled in, a range of policy speeches from global central banks compounded the view that interest rates would need to stay higher for longer, until inflation became firmly under control. The Federal Reserve and indeed many of the top central bank policy makers (Bank of England, Bank of Canada, ECB) all maintained a determinedly steadfast mantra and, as the market priced in tighter monetary policy, markets saw steady declines over the third quarter. Any positive economic news that did arrive, only served to strengthen the view that monetary policy would stay restrictive, adding to the negative equity performance.
●	Fund Performance: It was pleasing to see that the Fund behaved as we would have hoped. Given that interest rate expectations were driving markets, longer duration names were punished. The defensive parts of the portfolio helped the Fund outperform by 1.5% (USD) in a significant (10+% drawdown).

(5) Hopes of Interest Rate Cuts:

●	What Happened: The final two months of the year saw very solid performance from equities, on growing excitement that central banks would cut interest rates in 2024, sooner than previously expected. This rally came amidst a backdrop of easing inflation and resulted in an ‘almost everything rally’ with all styles, factors and regions showing solid gains, although the tech stocks which dominated most over 2023 performed particularly well.
●	Fund Performance: Over this period, it was also encouraging that the Fund kept up pretty well in a rising market, and whilst it marginally underperformed, it did show good upside capture as growth and technology led the market higher.

Source: MSCI, data as of 31st December 2023

It was a blow-out year for technology, with the IT sector (+54% USD) leading the market higher and contributing almost 50% towards the total gain of the MSCI World. Communication Services (+46%) and Consumer Discretionary (+36%) saw strong gains as well, but this was in large part due to the MSCI classification, which includes Meta & Google and Amazon & Tesla in these two sectors, respectively. Therefore, the sector performance chart (above) can clearly be viewed as a function of the strong gains from companies with material exposure to technology trends, namely artificial intelligence. This focus on AI over the year has not only supported areas with structural exposure (Semiconductors, Software, IT more broadly) but it has also driven performance across many other sectors which will likely benefit from a range of tangential AI uses cases.

Source: Bloomberg, data as of 31st December 2023

The US was the strongest region given its large overweight to both IT and Growth as a factor. In Europe, Value stocks started the year well but then faltered towards the back half of 2023, particularly as rate expectations disproportionately helped growthier parts of the market. As such, the value-oriented UK market underperformed and this was not helped by weakness in both the Energy and Healthcare sectors, two core areas of the UK index. Japanese equities gained (+20% in USD and +28% in Yen) given a range of positive tailwinds. Foreign interest in Japanese companies has gathered steam, following well-known investor Warren Buffet’s bullish outlook on the market. Additionally, as firms continue to diversify supply chains away from China, some of the high-end offshoring is relocating to Japan, especially for some of the advanced semiconductor manufacturing. This has seen improving investor sentiment in the market and has also been supported by a weaker yen, which improves relative valuation of assets. Conversely, Chinese equities struggled in 2023 and underperformance has been the case for much of the APAC region. China has been battling with its heavily indebted property sector which continues to weigh heavy on the domestic economy. GDP growth figures have been revised downwards and the country continues to fight with staggeringly high youth unemployment (which now exceeds 20%). Whilst the world’s second largest economy still has many attractive growth drivers, there is no doubt that 2023 was a challenging period and helps to explain the relative equity underperformance over the year.

Over the course of the year, the Fund’s overweight to Consumer Staples and Healthcare acted as a headwind as both these sectors underperformed the index. Additionally, the underweight allocation to IT was a further drag, given that it was the best performing sector over 2023. However, a zero allocation to Utilities and Energy was a positive, as these were 2 of the 3 worst performing sectors. Furthermore, strong stock selection within Industrials, Healthcare, and Financials was a tailwind for the Fund.

When we look at how individual companies within the portfolio performed in 2023, we see that out of the top ten, we have five Industrials, two IT, one Consumer Staples, one Health Care, and one Financials stock. This highlights the benefit of our moderate dividend yield and sector-agnostic approach, which can identify opportunities outside of the traditional high-yield or ‘defensive’ areas typically associated with income funds.

Activity

In 2023, we sold one position (VF Corp) and replaced it with Assa Abloy, leaving the portfolio with 35 positions at the end of the year. This was done in the fourth quarter of the year.

In terms of sector allocation, this meant we sold one Consumer Discretionary stock and replaced it with an Industrial stock. However, the overall positioning of the Fund remained largely unchanged.

Regionally, this change increased our European ex-UK exposure, and reduced our US exposure slightly.

Portfolio Positioning

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 45% in quality defensive companies (e.g. Consumer Staples and Healthcare companies) and around 55% in quality cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology).

The Fund also has zero weighting to Energy, Utilities, Materials, Real Estate, Communication Services, and Consumer Discretionary. The largest overweight is to Consumer Staples.

Sector breakdown of the fund versus MSCI World Index.

Source: Guinness Atkinson Asset Management, Bloomberg. Data as of December 31st 2023

In terms of geographic exposure (chart below), the largest overweight remains Europe ex-UK, though we are diversified around the world with 57% in the US, 38% in Europe & UK and 5% in Asia-Pacific. Within the Asia-Pacific region we have one company listed in Taiwan (Taiwan Semiconductor) and one company listed in Australia (Sonic Healthcare).

Regional breakdown of the fund versus MSCI World Index.

Source: Guinness Atkinson Asset Management, Bloomberg. Data as of December 31st 2023

Outlook

Whilst the Fund has historically traded at a discount to the broader market, but at the end of the year the Fund was trading on 19.5x 2024 expected earnings; a 9% premium to the MSCI World. This is primarily a result of two aspects: (1) the very low multiple of the Energy sector within the benchmark relative to history has pulled the overall index multiple lower and (2) the changes we have made to the portfolio as outlined above (and the stocks we have held on to) which can be viewed as a move ‘up in quality’, somewhat at the expense of valuation and dividend yield. However, we still believe the desirable characteristics that the fund exhibits (persistently high returns on capital, strong balance sheets, sustainable growth) the premium the fund currently trades on is reasonable, and may be considered good value in context.

As we look ahead to 2024, we are confident that the companies we own in the Fund will continue to navigate the changing macroeconomic environment, as has been the case over 2023. The current consensus is for a soft landing - low (but positive) economic growth, falling inflation and continued strength in employment. Whilst few would have foreseen this just one year prior, the current consensus view is that we avoid a global recession and, at time of writing, the market is pricing in 6 rate cuts by the Fed over the coming year. With inflation moderating and central banks showing willingness to tone down their hawkish rhetoric, it is reasonable to expect a number of rate cuts over 2024. However, there is of course the risk that the market is overly optimistic with regards to both timing and magnitude.

It is therefore prudent to note alongside this optimistic scenario the downside risks, in our view, that remain present:

○	Central bank policy is more hawkish than is being priced in.
○	The disinflationary trend starts to stall, or worse, picks up once more.
○	The expected positive growth outlook turns negative.

It is worth noting, as ever, that consensus thinking when taken on wholesale rarely reflects the reality of what actually happens and today’s consensus carries high expectations, considering the still difficult path that central banks need navigate. We do not try to predict what will happen from a macro perspective for just these reasons and instead try to create a portfolio that can weather different economic environments and provide the return outcomes we seek to provide on a consistent basis.

As such, we believe that focusing on the high-quality businesses that have shown the ability to perform over numerous economic cycles provides the fund with a good balance and helps to mitigate against some of these downside risks. We also note that the defensive nature of the portfolio – which has outperformed in all market corrections since launch in 2010 – gives us confidence heading into 2024. Additionally, we believe the holdings we have selected in the Fund remain robust and our perpetual approach of focusing on quality compounders and dividend-growers should continue to stand us in good stead in our search for rising income streams and long-term capital growth.

As ever, we would like to thank you for your continued support, and we wish you all a prosperous 2024.

Matthew Page & Ian Mortimer

January 2024

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

SEC 30-day Yield as of December 31, 2023:

Subsidized (after waivers) – 1.35%

Unsubsidized – 0.90%

The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Dividend Builder ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2023 (Unaudited)

Average Annual Returns December 31, 2023	One Year	Five Years	Ten Years
SmartETFs Dividend Builder ETF - NAV	15.99%	13.07%	8.80%
SmartETFs Dividend Builder ETF - Market	15.98%	13.14%	8.83%
MSCI World Index NR	23.79%	12.81%	8.60%

The SmartETFs Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund's NAV.

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distributions or the sale or redemption of Fund shares, and the expenses (if any) incurred in a sale of fund shares, is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.9%	Value
	Australia: 2.6%
35,305	Sonic Healthcare Ltd.	$771,800

	Denmark: 3.4%
10,080	Novo Nordisk A/S	1,042,110

	France: 6.0%
14,073	Danone SA	911,687
4,473	Schneider Electric SE	897,665
		1,809,352
	Germany: 5.7%
4,322	Deutsche Boerse AG	889,882
10,526	Henkel AG & Company KGaA	846,684
		1,736,566
	Ireland: 2.6%
9,583	Medtronic PLC	789,448

	Sweden: 6.3%
30,990	Assa Abloy AB-B	893,589
58,025	Atlas Copco	999,682
		1,893,271

	Switzerland: 8.0%
20,561	ABB Ltd.	911,812
6,305	Nestle SA	730,948
2,653	Roche Holding AG	771,203
		2,413,963
	Taiwan: 2.6%
7,686	Taiwan Semiconductor Manufacturing Co., Ltd.	799,344

	United Kingdom: 7.0%
18,974	Diageo PLC	690,757
10,333	Reckitt Benckiser Group PLC	713,894
14,650	Unilever PLC	709,625
		2,114,276
	United States: 53.7%
5,814	AbbVie Inc.	900,996
11,772	Aflac Inc.	971,190
3,802	Arthur J Gallagher & Co.	854,994
1,064	BlackRock Inc.	863,755
910	Broadcom Inc.	1,015,788
15,236	Cisco Systems Inc.	769,723
4,138	CME Group Inc.	871,463
4,135	Eaton Corp. PLC	995,791
9,353	Emerson Electric Co.	910,327
3,342	Illinois Tool Works Inc.	875,403
4,868	Johnson & Johnson	763,010
2,314	Microsoft Corp.	870,157
11,079	Mondelez International Inc.	802,452
9,552	Otis Worldwide Corp.	854,617

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Shares	Common Stocks: 97.9%	Value
	Common Stocks (Continued)
	United States (Continued)
7,217	Paychex Inc.	$859,617
4,092	PepsiCo Inc.	694,985
5,466	Procter & Gamble Co/The	800,988
4,565	Texas Instruments Inc.	778,150
13,254	The Coca-Cola Co. - ADR	781,058
		16,234,464

	Total Common Stocks (Cost $21,914,328)	29,604,594

	Total Investments in Securities (Cost $21,914,328): 97.9%	29,604,594
	Other Assets in Excess of Liabilities: 2.1%	629,350
	Total Net Assets - 100.0%	$30,233,944

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2023

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	42.1%
Industrial	24.3%
Financial	14.7%
Technology	14.3%
Communications	2.5%
Total Investments	97.9%
Other Assets in Excess of Liabilities	2.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2023

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$11,156,016	$1,978,250	$5,688,599
Investments in securities, at value	$11,304,950	$1,210,412	$5,073,728
Cash	189,594	36,300	10,726
Receivables:
Dividends receivable	13,106	498	5,193
Tax reclaim	22,282	21	3,020
Due from Advisor, net	-	8,277	7,163
Prepaid expense	-	-	245
Total Assets	$11,529,932	$1,255,508	$5,100,075

Liabilities:
Due to Advisor, net	2,378	-	-
Accrued administration fees	-	571	1,179
Audit fees	13,167	13,007	13,000
CCO fees	1,465	1,577	1,512
Custody fees	-	3,780	4,987
Fund Accounting fees	-	657	4,698
Legal fees	1,248	726	1,011
Miscellaneous fees	-	715	441
Printing fees	-	2,307	941
Transfer Agent fees	-	2,037	2,945
Trustee fees	628	369	483
Total Liabilities	18,886	25,746	31,197

Net Assets	$11,511,046	$1,229,762	$5,068,878

Composition of Net Assets:
Paid-in capital	$11,587,363	$2,254,779	$5,785,759
Total distributable earnings (loss)	(76,317)	(1,025,017)	(716,881)
Net Assets	$11,511,046	$1,229,762	$5,068,878

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	275,002	80,001	180,000
Net Asset Value, Offering and Redemption Price Per Share	$41.86	$15.37	$28.16

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2023

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Assets:
Investments in securities, at cost	$2,727,738	$21,914,328
Investments in securities, at value	$3,242,865	$29,604,594
Cash	48,400	534,262
Receivables:
Dividends receivable	8,844	49,214
Tax reclaim	-	78,130
Due from Advisor, net	13,877	641
Prepaid expenses	-	258
Total Assets	$3,313,986	$30,267,099

Liabilities:
Deferred foreign tax liability	2,554	-
Accrued administration fees	214	1,031
Audit fees	12,958	12,784
CCO fees	1,228	1,979
Custody fees	21,605	9,172
Fund Accounting fees	3,705	1,935
Legal fees	178	1,410
Miscellaneous fees	680	543
Printing fees	1,671	829
Transfer Agent fees	3,829	3,182
Trustee fees	244	290
Total Liabilities	48,866	33,155

Net Assets	$3,265,120	$30,233,944

Composition of Net Assets:
Paid-in capital	$2,777,816	$23,478,220
Total distributable earnings	487,304	6,755,724
Net Assets	$3,265,120	$30,233,944

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	232,305	1,169,899
Net Asset Value, Offering and Redemption Price Per Share	$14.06	$25.84

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Investment Income:
Dividends*	$178,496	$2,226	$59,037
Total income	178,496	2,226	59,037

Expenses:
Advisory fees	81,068	7,848	41,168
Transfer agent fees and expenses	-	12,211	13,882
Fund accounting fee and expenses	-	28,441	31,142
Administration fees	-	1,554	4,501
Custody fees and expenses	-	15,702	21,305
Audit fees	13,000	13,000	13,000
Legal fees	6,720	1,376	6,125
Listing fees	-	9,500	9,500
Printing	-	8,402	9,099
Trustees' fees and expenses	6,297	4,530	5,555
Insurance	-	179	413
CCO fees and expenses	7,322	5,431	6,866
Miscellaneous	-	3,116	3,175
Total expenses	114,407	111,290	165,731
Less: fees waived and expenses absorbed	(33,248)	(103,442)	(124,563)
Net expenses	81,159	7,848	41,168
Net Investment Income (Loss)	97,337	(5,622)	17,869

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	84,263	(64,111)	61,894
Investments in-kind	589,958	(30,146)	-
Foreign Currency	(1,438)	(23)	(605)
	672,783	(94,280)	61,289
Net change in unrealized appreciation (depreciation) on:
Investments	1,740,484	344,415	(129,200)
Foreign Currency	(25)	1	168
	1,740,459	344,416	(129,032)
Net realized and unrealized gain (loss) on investments and foreign currency	2,413,242	250,136	(67,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,510,579	$244,514	$(49,874)

*	Net of foreign taxes withheld of $19,874, $330 and $5,323, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2023

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Investment Income:
Dividends*	$137,784	$639,994
Total income	137,784	639,994

Expenses:
Advisory fees	24,123	117,899
Transfer agent fees and expenses	14,102	12,002
Fund accounting fee and expenses	32,195	29,474
Administration fees	2,080	16,977
Custody fees and expenses	45,715	28,315
Audit fees	13,000	13,000
Legal fees	3,022	25,918
Listing fees	9,500	9,500
Printing	6,652	7,322
Trustees' fees and expenses	4,438	8,647
Insurance	329	1,843
CCO fees and expenses	5,712	10,556
Miscellaneous	2,492	3,642
Total expenses	163,360	285,095
Less: fees waived and expenses absorbed	(138,272)	(114,796)
Net expenses	25,088	170,299
Net investment income	112,696	469,695

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on:
Investments	25,919	(528,863)
Investments in-kind	70,298	-
Foreign Currency	(597)	(845)
	95,620	(529,708)
Net change in unrealized appreciation (depreciation) on:
Investments	167,342	3,844,653
Deferred foreign taxes	(1,469)	-
Foreign Currency	(7)	4,908
	165,866	3,849,561
Net realized and unrealized gain on investments and foreign currency	261,486	3,319,853

Net Increase in Net Assets from Operations	$374,182	$3,789,548

*	Net of foreign taxes withheld of $14,115 and $25,863, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF
	Year Ended December 31, 2023	Year Ended December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$97,337	$161,898
Net realized gain (loss) on:
Investments	84,263	(126,845)
Investments in-kind	589,958	330,295
Foreign Currency	(1,438)	(6,053)
Net change in unrealized appreciation (depreciation) on:
Investments	1,740,484	(4,795,176)
Foreign Currency	(25)	165
Net Increase (Decrease) in Net Assets Resulting from Operations	2,510,579	(4,435,716)

Distributions to shareholders:
Dividends and distributions	(313,694)	(237,271)
Return of Capital	-	(8,731)
Total distribution to shareholders	(313,694)	(246,002)

Capital Transactions:
Proceeds from shares sold	1,990,380	-
Transaction fees	1,559	1,016
Cost of shares redeemed	(2,877,763)	(1,727,720)
Net change in Net Assets from Capital Transactions	(885,824)	(1,726,704)

Total Increase (Decrease) in Net Assets	1,311,061	(6,408,422)

Net Assets:
Beginning of period	10,199,985	16,608,407
End of period	$11,511,046	$10,199,985

Capital Share Activity:
Net change in unrealized appreciation (depreciation) on:	50,000	-
Shares redeemed	(75,000)	(50,000)
Net Increase (Decrease) in Share Transactions	(25,000)	(50,000)

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing		Sustainable
	Technology ETF		Energy II ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(5,622)	$(9,091)	$17,869	$16,905
Net realized gain (loss) on:
Investments	(64,111)	(190,277)	61,894	(88,858)
Investments in-kind	(30,146)	(68,171)	-	-
Foreign Currency	(23)	(170)	(605)	(385)
Net change in unrealized appreciation (depreciation) on:
Investments	344,415	(1,234,267)	(129,200)	(647,209)
Foreign Currency	1	3	168	(90)
Net Increase (Decrease) in Net Assets Resulting from Operations	244,514	(1,501,973)	(49,874)	(719,637)

Distributions to shareholders:
Dividends and distributions	-	-	(19,733)	(66,600)
Return of Capital	-	-	(1,795)	-
Total distributions to shareholders	-	-	(21,528)	(66,600)

Capital Transactions:
Proceeds from shares sold	-	670,890	-	-
Transaction fees	352	2,127	-	-
Cost of shares redeemed	(141,350)	(738,428)	-	-
Net change in Net Assets from Capital Transactions	(140,998)	(65,411)	-	-

Total Decrease in Net Assets	103,516	(1,567,384)	(71,402)	(786,237)

Net Assets:
Beginning of period	1,126,246	2,693,630	5,140,280	5,926,517
End of period	$1,229,762	$1,126,246	$5,068,878	$5,140,280

Capital Share Activity:
Net change in unrealized appreciation (depreciation) on:	-	50,000	-	-
Shares redeemed	(10,000)	(60,000)	-	-
Net Decrease in Share Transactions	(10,000)	(10,000)	-	-

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder ETF		Dividend Builder ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$112,696	$132,397	$469,695	$438,468
Net realized gain (loss) on:
Investments	25,919	6,321	(528,863)	847,502
Investments in-kind	70,298	-	-	-
Deferred foreign taxes	-	(7)	-	-
Foreign Currency	(597)	(1,499)	(845)	(2,653)
Net change in unrealized appreciation (depreciation) on:
Investments	167,342	(867,796)	3,844,653	(3,563,209)
Deferred foreign taxes	(1,469)	13,337	-	-
Foreign Currency	(7)	(36)	4,908	(1,419)
Net Increase (Decrease) in Net Assets Resulting from Operations	374,182	(717,283)	3,789,548	(2,281,311)

Distributions to shareholders:
Dividends and distributions	(148,141)	(100,349)	(917,233)	(1,246,562)
Total distribution to shareholders	(148,141)	(100,349)	(917,233)	(1,246,562)

Capital Transactions:
Proceeds from shares sold	-	-	6,418,324	-
Transaction fees	556	-	-	-
Cost of shares redeemed	(362,310)	-	-	-

Net change in net assets from capital transactions	(361,754)	-	6,418,324	-

Total Increase (Decrease) in Net Assets	(135,713)	(817,632)	9,290,639	(3,527,873)

Net Assets:
Beginning of period	3,400,833	4,218,465	20,943,305	24,471,178
End of period	$3,265,120	$3,400,833	$30,233,944	$20,943,305

Capital Share Activity:
Shares sold	-	-	260,000	-
Shares redeemed	(25,000)	-	-	-
Net Increase (Decrease) in Share Transactions	(25,000)	-	260,000	-

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,				For the Period November 14, 2019* to
Smart Transportation & Technology ETF	2023	2022	2021	2020	December 31, 2019
Net asset value, beginning of period	$34.00	$47.45	$40.74	$26.36	$25.00

Income from investment operations:
Net investment income	0.42	0.56	0.44	0.06	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	8.58	(13.19)	6.53	15.42	1.34
Total from investment operations	9.00	(12.63)	6.97	15.48	1.36

Less distributions:
From Net investment income	(0.42)	(0.77)	(0.22)	(0.08)	-
From Realized gain	(0.72)	(0.02)	(0.04)	(1.02)	-
From Return of Capital	-	(0.03)	-	-	-
Total distributions	(1.14)	(0.82)	(0.26)	(1.10)	-

Net asset value, end of period	$41.86	$34.00	$47.45	$40.74	$26.36

Total return	26.69%	(26.77%)	17.12%	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$11.50	$10.20	$16.60	$7.10	$2.60

Ratio of expenses to average net assets:
Before fees waived	0.96%	0.92%	0.88%	1.51%	3.87	%(2)
After fees waived	0.68%	0.68%	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	0.54%	1.06%	0.87%	(0.45%)	(2.44	%)(2)
After fees waived	0.82%	1.30%	1.07%	0.38%	0.75	%(2)

Portfolio turnover rate (3)	24.25%	4.84%	12.20%	16.10%	0.00	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Year Ended December 31,			For the Period December 31, 2020* to
Advertising & Marketing Technology ETF	2023	2022	2021	December 31, 2020
Net asset value, beginning of period	$12.51	$26.94	$25.25	$25.25

Income from investment operations:
Net investment income (loss)	(0.07)	(0.10)	(0.16)	-
Net realized and unrealized gain (loss) on investments and foreign currency	2.93	(14.33)	1.85	-
Total from investment operations	2.86	(14.43)	1.69	-

Less distributions:
From Net investment income	-	-	-	-
From Realized gain	-	-	-	-
From Return of Capital	-	-	-	-
Total distributions	-	-	-	-

Net asset value, end of period	$15.37	$12.51	$26.94	$25.25

Total return	22.86%	(53.56%)	6.69%	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,230	$1,126	$2,694	$252

Ratio of expenses to average net assets:
Before fee waived	9.63%	7.51%	4.90%	810.45	%(2)
After fees waived	0.68%	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(9.44%)	(7.37%)	(4.82%)	(810.45	%)(2)
After fees waived	(0.49%)	(0.54%)	(0.60%)	0.68	%(2)

Portfolio turnover rate (3)	19.70%	22.10%	21.14%	0.00	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Year Ended December 31,			For the Period November 11, 2020* to
Sustainable Energy II ETF	2023	2022	2021	December 31, 2020
Net asset value, beginning of period	$28.56	$32.93	$30.16	$25.48

Income from investment operations:
Net investment income (loss)	0.12	0.10	0.08	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	(4.10)	3.56	4.69
Total from investment operations	(0.28)	(4.00)	3.64	4.68

Less distributions:
From Net investment income	(0.11)	(0.08)	(0.09)	-
From Realized gain	-	(0.29)	(0.78)	-
From Return of Capital	(0.01)	-	-	-
Total distributions	(0.12)	(0.37)	(0.87)	-

Net asset value, end of period	$28.16	$28.56	$32.93	$30.16

Total return	(0.95%)	(12.23%)	12.11%	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,069	$5,140	$5,927	$905

Ratio of expenses to average net assets:
Before fee waived	3.18%	3.29%	2.84%	30.82	%(2)
After fees waived	0.79%	0.79%	0.79%	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(2.05%)	(2.17%)	(1.76%)	(30.22	%)(2)
After fees waived	0.34%	0.33%	0.29%	(0.18	%)(2)

Portfolio turnover rate (3)	11.73%	19.02%	24.21%	4.55	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Pacific Dividend Builder ETF	2023	2022	2021	2020		2019
Net asset value, beginning of period	$13.22	$16.39	$16.92	$16.58		$14.22

Investment operations:
Net investment income	0.49	0.51	0.96	0.37		0.51
Net realized and unrealized gain (loss) on investments and foreign currency	0.99	(3.29)	0.84	1.84		2.35
Total from investment operations	1.48	(2.78)	1.80	2.21		2.86

Less distributions to Shareholders:
From net investment income	(0.60)	(0.39)	(0.89)	(0.38)		(0.50)
From realized gain	(0.04)	-	(1.44)	(1.49)		-
Total distributions	(0.64)	(0.39)	(2.33)	(1.87)		(0.50)

Redemption fee proceeds	-	-	-	-		- (1)

Net asset value, end of period	$14.06	$13.22	$16.39	$16.92		$16.58

Total return	11.51%	(16.92%)	11.27%	13.90%		20.33%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$3.27	$3.40	$4.20	$4.20		$4.70

Ratio of expenses to average net assets:
Before fee waived	5.08%	4.94%	3.55%	3.00%		4.02%
After fees waived (2)	0.78%	0.78%	0.86%	1.11	%(3)	1.10%

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.80%)	(0.51%)	(0.04%)	0.98%		0.34%
After fees waived	3.50%	3.64%	2.65%	2.87%		3.26%

Portfolio turnover rate (4)	11.56%	7.27%	27.21%	217.65%		32.99%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%. See Note 7.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, for the year ended December 31, 2020.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
Dividend Builder ETF	2023	2022	2021	2020	2019
Net asset value, beginning of period	$23.02	$26.89	$22.77	$20.74	$16.91

Investment operations:
Net investment income	0.42	0.49	0.50	0.45	0.49
Net realized and unrealized gain (loss) on investments and foreign currency	3.21	(2.99)	4.78	2.00	3.97
Total from investment operations	3.63	(2.50)	5.28	2.45	4.46

Less distributions to Shareholders:
Net investment income	(0.46)	(0.44)	(0.48)	(0.42)	(0.50)
Realized gain	(0.35)	(0.93)	(0.68)	- (1)	(0.13)
Total distributions	(0.81)	(1.37)	(1.16)	(0.42)	(0.63)

Net asset value, end of period	$25.84	$23.02	$26.89	$22.77	$20.74

Total return	15.99%	(9.39%)	23.60%	12.26%	26.71%

Ratios/Supplemental Data:
Net assets, end of period (millions)	$30.23	$20.90	$24.50	$22.10	$12.90

Ratio of expenses to average net assets:
Before fee waived	1.09%	1.22%	1.04%	1.56%	1.98%
After fees waived (2)	0.65%	0.65%	0.66%	0.68%	0.68%

Ratio of net investment income to average net assets:
Before fees waived	1.35%	1.43%	1.56%	1.43%	1.30%
After fees waived	1.79%	2.00%	1.94%	2.31%	2.60%

Portfolio turnover rate (3)	9.40%	20.66%	18.47%	11.48%	18.51%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%. See Note 7.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of twelve separate series portfolios, each of which has unique investment objectives and strategies. This report covers five series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”), SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”), SmartETFs Asia Pacific Dividend Builder ETF (“Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (“Dividend Builder ETF”) (individually each a “Fund” or collectively the “Funds”). Each Fund is a diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy. The investment objective of the Asia Pacific Dividend Builder ETF is to provide investors with dividend income and long-term capital growth. The investment objective of the Dividend Builder ETF is to seek a moderate level of current income and consistent dividend growth at rate that exceeds inflation. Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020. The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF commenced operations on March 27, 2021.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF became a series of the Trust as of March 27, 2021 following the tax-free reorganization of the Guinness Atkinson Asia Pacific Dividend Fund and the Guinness Atkinson Dividend Builder Fund (each a “Predecessor Mutual Fund” and collectively the “Predecessor Mutual Funds”). The Agreement and Plan of Reorganization was approved by the Board of the Trust on May 14, 2020. As a result of the reorganization, the Funds assumed the performance and accounting history of the Predecessor Mutual Funds. Financial information included for the dates prior to the reorganization is that of the Predecessor Mutual Funds.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

NOTES TO FINANCIAL STATEMENTS (Continued)

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the year ended December 31, 2023, the following table shows the reclassifications made:

	Distributable Earnings	Paid-In Capital
Smart Transportation & Technology ETF	$(554,165)	$554,165
Advertising & Marketing Technology ETF	35,791	(35,791)
Sustainable Energy II ETF	-	-
Asia Pacific Dividend Builder ETF	(70,298)	70,298
Dividend Builder ETF	-	-

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax period/year ended December 31, 2020-2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the market value of the Funds’ investments as of December 31, 2023, based on the inputs used to value them:

NOTES TO FINANCIAL STATEMENTS (Continued)

Smart Transportation & Technology ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$11,023,906	$-	$-
Preferred Stocks	281,044	-	-
Total	$11,304,950	$-	$-

Advertising & Marketing Technology ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$1,210,399	$-	$13
Total	$1,210,399	$-	$13

Sustainable Energy II ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$5,073,728	$-	$-
Total	$5,073,728	$-	$-

Asia Pacific Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$3,242,865	$-	$-
Total	$3,242,865	$-	$-

Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$29,604,594	$-	$-
Total	$29,604,594	$-	$-

*	Please refer to the Schedule of Investments for Industry break out.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Advertising & Marketing Technology ETF
Common Stocks
Balance as of December 31, 2022	$-
Transfers into Level 3	13
Transfers out of Level 3	-
Total gains or losses for the period
Realized loss included in earnings (or changes in net assets)	-
Unrealized appreciation (depreciation) included in earnings (or changes in net assets)	-
Included in other comprehensive income	-
Net purchases	-
Net sales	-
Balance as of December 31, 2023	$13

Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023:

Fund	Asset Class	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range of Input	Weighted Average	Impact to Valuation from an Increase in Input(1)
Advertising & Marketing Technology ETF	Common Stocks	$13	Market Approach	Liquidity Discount	100%	N/A	Decrease

(1)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ET and the Asia Pacific Dividend Builder ETF, 20,000 Shares for Dividend Builder ETF and 10,000 Shares for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended December 31, 2023, were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$2,786,432	$3,041,767
Advertising & Marketing Technology ETF	220,037	236,054
Sustainable Energy II ETF	860,319	581,485
Asia Pacific Dividend Builder ETF	370,324	546,628
Dividend Builder ETF	2,404,780	2,694,585

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended December 31, 2023, were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$1,708,421	$2,497,820	$589,958
Advertising & Marketing Technology ETF	-	101,150	(30,146)
Sustainable Energy II ETF	-	-	-
Asia Pacific Dividend Builder ETF	-	235,367	70,298
Dividend Builder ETF	6,286,959	-	-

Note 6 – Principal Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

NOTES TO FINANCIAL STATEMENTS (Continued)

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly, and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

The Advertising & Marketing Technology ETF pays the Adviser 0.68%, the Sustainable Energy II ETF pays the Adviser 0.79%, the Asia Pacific Dividend Builder ETF pays the Adviser 0.75%, and the Dividend Builder ETF pays the Adviser 0.45% an annual advisory fee rate based on each Fund’s average daily net assets.

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), fees and expenses related to services for reclamation or collection of foreign taxes withheld, dividends on short positions, brokerage expenses, and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limitation	Expiration Date
Smart Transportation & Technology ETF	0.68%	June 30, 2026
Advertising & Marketing Technology ETF	0.68%	June 30, 2026
Sustainable Energy II ETF	0.79%	June 30, 2026
Asia Pacific Dividend Builder ETF	0.78%	June 30, 2026
Dividend Builder ETF	0.65%	June 30, 2026

Penserra Capital Management, LLC (“Penserra”) serves as sub-advisor to the Smart Transportation & Technology ETF, Advertising & Marketing Technology ETF and Sustainable Energy II ETF. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the year ended December 31, 2023, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the year ended December 31, 2023 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds to make payments under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 9 – Tax Matters

At December 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Tax cost of investments	$11,250,513	$1,978,250	$5,727,850	$2,783,938	$21,936,518
Gross tax unrealized appreciation	$1,697,341	$109,826	$732,390	$738,309	$8,204,326
Gross tax unrealized depreciation	(1,642,904)	(877,664)	(1,386,512)	(279,382)	(536,250)
Net tax unrealized appreciation (depreciation)	54,437	(767,838)	(654,122)	458,927	7,668,076
Net tax unrealized appreciation (depreciation) on foreign currency	94	1	(40)	104	4,908
Unrealized Non-U.S.Taxes	-	-	-	(2,465)	-
Undistributed ordinary income	-	-	-	30,744	24,665
Undistributed long-term capital gains	9,169	-	-	-	-
Post October Loss/Late year Loss	(140,017)	-	(10,544)	(6)	(941,925)
Capital loss carryforward	-	(257,180)	(52,175)	-	-
Distributable earnings (accumulated deficit)	$(76,317)	$(1,025,017)	$(716,881)	$487,304	$6,755,724

The difference between cost basis for financial statements and federal income tax purposes was due primarily due to the tax deferral of losses from wash sales and tax treatment of passive foreign investment companies.

As of December 31, 2023, the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF had the following capital loss carryforwards with no expiration:

	Short-Term	Long-Term
Advertising & Marketing Technology ETF	$1,299	$255,881
Sustainable Energy II ETF	13,394	38,781

For the year ended December 31, 2023, the Smart Transportation & Technology ETF utilized capital loss carryforward of $4,030.

The character of distributions (other than return of capital distributions) paid by the Funds during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)

	2023		2022
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
Smart Transportation & Technology ETF*	$222,256	$91,438	$237,271	$-
Advertising & Marketing Technology ETF	-	-	-	-
Sustainable Energy II ETF*	19,690	43	66,600	-
Asia Pacific Dividend Builder ETF	138,323	9,818	100,349	-
Dividend Builder ETF	580,116	337,117	400,356	846,206

*	The Smart Transportation & Technology ETF had $8,731 return of capital distribution in 2022. The Sustainable Energy II ETF had $1,795 return of capital distribution in 2023.

Note 10 - Recently Issued Accounting Pronouncements

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the Fund’s streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

and Shareholders of

Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, SmartETFs Smart Transportation & Technology ETF, SmartETFs Sustainable Energy II ETF and SmartETFs Advertising and Marketing Technology ETF (the “Funds”), a series of Guinness Atkinson Funds (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting the Guinness Atkinson Trust	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights
SmartETF Asia Pacific Dividend Builder ETF	For the year ended December 31, 2023	For the two years in the period then ended	For the five years in the period then ended
SmartETF Dividend Builder ETF	For the year ended December 31, 2023	For the two years in the period then ended	For the five years in the period then ended
SmartETF Smart Transportation & Technology ETF	For the year ended December 31, 2023	For the two years in the period then ended	For the four years in the period ended December 31, 2023, and for the period November 14, 2019 (commencement of operations) through December 31, 2019
SmartETF Sustainable Energy II ETF	For the year ended December 31, 2023	For the two years in the period then ended	For the three years in the period ended December 31, 2023 and for the period November 11, 2020 (commencement of operations) through December 31, 2020
SmartETF Advertising and Marketing Technology ETF	For the year ended December 31, 2023	For the two years in the period then ended	For the three years in the period ended December 31, 2023, and for the period December 31, 2020 (commencement of operations) through December 31, 2020

To the Board of Trustees

and Shareholders of

Guinness Atkinson Funds

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2024

Other Information (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$987.97	$3.41	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%

Advertising & Marketing Technology ETF

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,025.37	$3.47	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%

Sustainable Energy II ETF

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$905.92	$3.80	0.79%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%

Other Information (Unaudited) - Continued

Asia Pacific Dividend Builder ETF

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,073.67	$4.08	0.78%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

Dividend Builder ETF

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,043.12	$3.35	0.65%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

(a)	The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio reflects an expense waiver.

Other Information (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Guinness Atkinson Funds (the “Trust”) met on December 1, 2023 (the “Meeting”), to review the liquidity risk management program (the “Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

The SmartETFs Advertising & Marketing Technology ETF

The SmartETFs Asia Pacific Dividend Builder ETF

The SmartETFs Dividend Builder ETF

The SmartETFs Smart Transportation & Technology ETF

The SmartETFs Sustainable Energy II ETF

The Board has appointed Guinness Atkinson Asset Management, Inc., the investment adviser to the Funds, as the liquidity program administrator (“LPA”) for the Program. At the Meeting, the LPA provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Program, and any material changes to it for the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Program, the Report discussed the following, among other things:

1.	An overview of each Fund’s investment strategy and the liquidity of its portfolio investments during the Program Reporting Period,

2.	Effect of pricing spreads on Fund liquidity, and

3.	That each of the SmartETFs Dividend Builder ETF, SmartETFs Advertising & Marketing Technology ETF, and SmartETFs Sustainable Energy II ETF is deemed an “In-Kind ETF” and therefore is not subject to the liquidity classification requirements.

The Report also stated that there were no material changes made to the Program during the Program Reporting Period.

In the Report, the LPA concluded that the Program is adequately designed and has been effective in managing each Fund’s Liquidity Risk and in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Other Information (Unaudited) - Continued

Supplemental Tax Information

For the year ended December 31, 2023, a portion of the dividends distributed by the Funds are considered qualified dividend income and are eligible for reduced tax rates. The tax rates range from 5% to 20% depending on the individual’s tax bracket, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Smart Transportation & Technology ETF	73%
Advertising & Marketing Technology ETF	N/A
Sustainable Energy II ETF	100%
Asia Pacific Dividend Builder ETF	48%
Dividend Builder ETF	100%

For the year ended December 31, 2023, pursuant to Section 853(b)(3) of the Internal Revenue Code, the Smart Transportation & Technology ETF, Sustainable Energy II ETF, Asia Pacific Dividend Builder ETF and Dividend Builder ETF designates $91,438, $43, $9,818 and $337,117, respectively, as long-term capital gains.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2023:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Smart Transportation & Technology ETF	$160,201	$0.58	$19,874	$0.07
Advertising & Marketing Technology ETF	N/A	N/A	N/A	N/A
Sustainable Energy II ETF	43.448	0.24	5,323	0.03
Asia Pacific Dividend Builder ETF	145,450	0.63	14,115	0.06
Dividend Builder ETF	N/A	N/A	N/A	N/A

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of the Funds and the Funds NAV can be found on the Funds’ website at www.smartetfs.com.

Other Information (Unaudited) - Continued

Trustee and Officer Information

Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling 866-307-5990 (toll free in the United States) or by visiting the Funds’ website at www.smartetfs.com.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Brooks Reece, Jr. (76)	Trustee and Chairman	Indefinite; Since April 1994	CEO, Adcole Corp, from 1989 to 2017.	11	None
James I. Fordwood (76)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (65)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry-Williams (77)	Trustee	Indefinite; Since February 2016	Retired, Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
Interested Trustees
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* 18 Smith Square London, SW1P 3HZ UK (75)	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010. Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., Since 2000.	11	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Other Information (Unaudited) - Continued

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (65)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (59)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (56)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 - 2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (56)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.
Lyna Phan (48)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President (2010 - 2017), Mutual Fund Administration, LLC.
Evan Robledo (35)	Assistant Treasurer	Since December 2021	Vice President (2020 – present), Assistant Vice President (2018 – 2020), and Senior Associate (2013 - 2018), Mutual Fund Administration, LLC.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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This report is intended for the ETF’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF’s prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the ETF carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, e-mail request to mail@SmartETFs.com, by calling 866-307-5990 (toll free in the United States), visiting the ETF’s website, www.SmartETFs.com, or by calling or writing a broker-dealer or other financial intermediary. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF’s Form N-PORT are available on the Commission’s website at www.sec.gov. In addition, the ETF’s full portfolio holdings are updated daily and available on the ETF’s website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-307-5990.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$55,000	$52,500
Audit-Related Fees	N/A	N/A
Tax Fees	$12,500	$12,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	03/08/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	03/08/2024

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	03/08/2024